UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 21, 2008
Date of report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33209	61-1478870

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street, Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01     Other Events.
On January 21, 2008, the Board of Directors (the “Board”) of Altra Holdings, Inc., a Delaware corporation (the “Company”), reconstituted the membership of the three standing committees of the Board. The Board also renamed the Compensation Committee to be known as the Personnel and Compensation Committee.
The three standing committees of the Board were reconstituted as follows:

Audit Committee James H. Woodward, Jr. (Chair) Edmund M. Carpenter Lyle G. Ganske

Personnel and Compensation Committee Edmund M. Carpenter (Chair) Larry McPherson Michael S. Lipscomb

Nominating and Corporate Governance Committee Larry McPherson (Chair) Lyle G. Ganske Michael S. Lipscomb

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.
By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Chief Financial Officer

Date: January 25, 2008